Exhibit 10.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in the Registration Statement No. 333-139192 on Form S-8/A and Registration Statements No. 333-139192 and No 333-123802 on Form S-8 of our reports (which report expresses an unqualified opinion and includes an explanatory paragraph, effective on January 1, 2007, relating to the adoption of the recognition and measurement methods under Financial Accounting Standards Board Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” and effective on January 1, 2006, changing its method of accounting for stock-based compensation to conform to Statement of Financial Accounting Standard No. 123 (revised 2004), “Share-Based Payment”) relating to the consolidated financial statements and financial statement schedule of China Finance Online Co. Limited and its subsidiaries and variable interest entities (the “Company”), and the effectiveness of the Company’s internal control over financial reporting dated May 30, 2008, appearing in the Annual Report on Form 20-F, as amended, of the Company for the year ended December 31, 2007.
Deloitte Touche Tohmatsu CPA Ltd.
Beijing, the People’s Republic of China
February 23, 2009